Exhibit 99.1

MODEL N ANNOUNCES FIRST QUARTER FISCAL YEAR 2020 FINANCIAL RESULTS

SAN MATEO, Calif. - Feb. 4, 2020 - Model N, Inc. (NYSE: MODN), the leading provider of cloud revenue management solutions for life sciences and high tech companies, today announced financial results for the first quarter fiscal year 2020 ended December 31, 2019.
“Our first quarter results exceeded our revenue and profitability guidance, and builds on the solid foundation we created over the course of fiscal year 2019,” said Jason Blessing, president and chief executive officer of Model N. “I’m very pleased with our commercial performance. It reflects the focus of our company, the continued maturation of our go-to-market and delivery teams, and emphasis on customer success. I believe our strong persistent execution sets us up well to deliver continued growth and profitability.”

Recent Highlights

•
Top Multinational Life Sciences Companies Complete Cloud Transition - Our success in life sciences continues to accelerate as Biogen and Novo Nordisk completed their transitions to Model N’s Revenue Cloud. Our cloud platform is designed to provide the agility to adapt quickly to new government regulations, the flexibility to launch new business units at scale, significantly enhanced performance levels due to cloud architecture and a lower total cost of ownership.

•
Multiple European Life Sciences Companies Go-live - During the quarter, we benefitted from a vibrant European market as life sciences companies Ferring International, Servier Monde, Mölnlycke Health Care went live with Global Tender Management and Global Pricing Management with multi-country roll-outs. The companies will use Model N’s products to help ensure regulatory compliance, pricing transparency and tendering excellence in the international markets.

•
Leading Global Generics and Specialty Branded Pharmaceutical Company Transitioning to Model N’s Revenue Cloud - A leading pharmaceutical company and long-time customer signed a deal to transition to Model N’s Revenue Cloud platform as part of its strategy to centralize and to unify its global enterprise using technology enhancements and productivity improvements.

•
Revenue Cloud Winter Release Delivers Innovation to Improve Channel Sales - High tech customers will benefit from machine learning which improves quoting and pricing across a broad and diverse set of channels. Life sciences customers will benefit from bots and other technologies that are designed to enhance the quality of their market access programs. The technology is designed to provide customers with enhanced levels of scale, speed and transparency.

First Quarter 2020 Financial Highlights

•
Revenues: Subscription revenues were $28.2 million, an increase of 12% from the first quarter of fiscal year 2019. Total revenues were $38.4 million, an increase of 9% from the first quarter of fiscal year 2019.

•
Gross Profit: Gross profit was $22.0 million, an increase of 19% from the first quarter of fiscal year 2019. Gross margin was 57% compared to 53% for the first quarter of fiscal year 2019. Non-GAAP gross profit was $23.5 million, an increase of 18% from the first quarter of fiscal year 2019. Non-GAAP gross margin was 61% compared to 57% for the first quarter of fiscal year 2019. Subscription gross margin was 69% compared to 65% for the first quarter of fiscal year 2019. Non-GAAP subscription gross margin was 72% compared to 69% for the first quarter of fiscal year 2019.

•
GAAP Loss and Non-GAAP Income from Operations: GAAP loss from operations was $(2.5) million, an improvement of 21% from the first quarter of fiscal year 2019. Non-GAAP income from operations was $4.6 million, an increase of 87% from the first quarter of fiscal year 2019.

•
Net Loss: GAAP net loss was $(3.0) million, an improvement of 37% from the first quarter of fiscal year 2019. GAAP basic and diluted net loss per share attributable to common stockholders was $(0.09) based upon weighted average shares outstanding of 33.1 million, as compared to net loss per share of $(0.15) for the first quarter of fiscal year 2019 based upon weighted average shares outstanding of 31.5 million.

•
Non-GAAP Net Income: Non-GAAP net income was $4.1 million, an increase of 379% from the first quarter of fiscal year 2019. Non-GAAP net income per diluted share was $0.12 based upon diluted weighted average shares outstanding of 34.6 million, as compared to non-GAAP net income per diluted share of $0.03 for the first quarter of fiscal year 2019 based upon diluted weighted average shares outstanding of 33.2 million.

•	Adjusted EBITDA: Adjusted EBITDA was $4.8 million, an increase of 64% from the first quarter of fiscal year 2019.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial tables included in this press release.

Guidance

As of February 4, 2020, we are providing guidance for the second quarter of fiscal year 2020 and the full fiscal year ending September 30, 2020.

(in $ millions, except per share)	Second Quarter Fiscal 2020	Full Year Fiscal 2020
Total GAAP Revenues	38.8 - 39.2	154.0 - 156.0
Subscription	28.4 - 28.8	113.0 - 115.0
Non-GAAP income from operations	1.4 - 1.8	12.0 - 14.0
Non-GAAP net income per share	0.01 - 0.03	0.25 - 0.31
Adjusted EBITDA	1.8 - 2.2	13.0 - 15.0

Quarterly Results Conference Call

Model N will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the company’s financial results for the first quarter fiscal year 2020 ended December 31, 2019. The conference call can be accessed by dialing 877-407-4018 from the United States or +1-201-689-8471 internationally with reference to the company name and conference title, and a live webcast and replay of the conference call can be accessed from the investor relations page of Model N’s website at investor.modeln.com. Following the completion of the call through 11:59 p.m. ET on February 18, 2020, a telephone replay will be available by dialing 844-512-2921 from the United States or +1-412-317-6671 internationally with recording access code 13697957.

About Model N

Model N is a leading provider of cloud revenue management solutions for life sciences and high tech companies. Our software helps companies drive mission-critical business processes such as pricing, quoting, contracting, regulatory compliance, rebates and incentives. With deep industry expertise, Model N supports the complex business needs of the world’s leading brands in pharmaceutical, medical technology, semiconductor, and high-tech manufacturing across more than 120 countries, including Johnson & Johnson, AstraZeneca, Novartis, Microchip Technology and ON Semiconductor. For more information, visit www.modeln.com.

Model N® is the registered trademark of Model N, Inc. Any other company names mentioned are the property of their respective owners and are mentioned for identification purposes only.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Model N’s second quarter and full year fiscal 2020 financial results, profitability and benefits from product enhancements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) delays in closing customer contracts; (ii) our ability to improve and sustain our sales execution; (iii) the timing of new orders and the associated revenue recognition; (iv) adverse changes in general economic or market conditions; (v) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (vi) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by our competitors; (vii) our ability to manage our growth effectively; and (viii) acceptance of our applications and services by customers; (ix) success of new products; (x) the risk that the strategic initiatives that we may pursue will not result in significant future revenues; (xi) changes in health care regulation and policy and tax in the United States and worldwide; and (xii) our ability to retain customers. Further information on risks that could affect

Model N’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our most recent quarterly report on Form 10-Q and our annual report on Form 10-K for the fiscal year ended September 30, 2019, and any current reports on Form 8-K that we may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Non-GAAP Financial Measures

We have provided in this release financial information that has not been prepared in accordance with accounting standards generally accepted in the United States of America (“GAAP”). We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures below. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.
Our reported results include certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share, and adjusted EBITDA. Non-GAAP gross profit excludes stock-based compensation expenses, amortization of intangible assets, and deferred revenue adjustments as they are often excluded by other companies to help investors understand the operational performance of their business. Non-GAAP income (loss) from operations and non-GAAP net income (loss) exclude stock-based compensation expense, amortization of intangible assets, and deferred revenue adjustments. Additionally, stock-based compensation expense varies from period to period and from company to company due to such things as valuation methodologies and changes in stock price. Adjusted EBITDA is defined as net loss, adjusted for depreciation and amortization, stock-based compensation expense, acquisition & integration related expenses, deferred revenue adjustment, interest (income) expense, net, other (income) expenses, net, and provision for (benefit from) income taxes. Reconciliation tables are provided in this press release.
We have not reconciled guidance for non-GAAP financial measures to their most directly comparable GAAP measures because certain items that impact these measures are uncertain, out of our control and/or cannot be reasonably predicted or estimated, such as the difficulties of estimating certain items such as charges to stock-based compensation expense. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Investor Relations Contact:

Gwyn Lauber
Model N, Inc.
650-610-4998
investorrelations@modeln.com

Media Contact:

Laura Ruark
Bospar
laura@bospar.com

Model N, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	As of December 31, 2019	As of September 30, 2019
Assets
Current assets
Cash and cash equivalents	$55,789	$60,780
Accounts receivable, net	31,111	26,953
Prepaid expenses	1,840	2,776
Other current assets	5,818	4,039
Total current assets	94,558	94,548
Property and equipment, net	856	1,043
Operating lease right-of-use assets	5,940	—
Goodwill	39,283	39,283
Intangible assets, net	27,894	29,131
Other assets	5,321	5,588
Total assets	$173,852	$169,593
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,439	$2,302
Accrued employee compensation	9,779	19,906
Accrued liabilities	4,339	4,354
Operating lease liabilities, current portion	3,084	—
Deferred revenue, current portion	45,937	44,875
Long term debt, current portion	5,106	4,911
Total current liabilities	70,684	76,348
Long-term liabilities
Long term debt	39,286	39,371
Operating lease liabilities, less current portion	3,303	—
Other long-term liabilities	1,241	1,152
Total long-term liabilities	43,830	40,523
Total liabilities	114,514	116,871
Stockholders’ equity
Common stock	5	5
Preferred stock	—	—
Additional paid-in capital	275,866	266,295
Accumulated other comprehensive loss	(1,126)	(1,169)
Accumulated deficit	(215,407)	(212,409)
Total stockholders’ equity	59,338	52,722
Total liabilities and stockholders’ equity	$173,852	$169,593

Model N, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended December 31,
	2019	2018
Revenues
Subscription	$28,182	$25,202
Professional services	10,206	9,875
Total revenues	38,388	35,077
Cost of revenues
Subscription	8,710	8,738
Professional services	7,642	7,829
Total cost of revenues	16,352	16,567
Gross profit	22,036	18,510
Operating expenses
Research and development	8,516	7,412
Sales and marketing	9,013	8,052
General and administrative	6,965	6,156
Total operating expenses	24,494	21,620
Loss from operations	(2,458)	(3,110)
Interest expense, net	563	733
Other expenses (income), net	(12)	285
Loss before income taxes	(3,009)	(4,128)
Provision for (benefit from) income taxes	(11)	598
Net loss	$(2,998)	$(4,726)
Net loss per share:
Basic and diluted	$(0.09)	$(0.15)
Weighted average number of shares used in computing net loss per share:
Basic and diluted	33,145	31,488

Model N, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended December 31,
	2019	2018
Cash Flows from Operating Activities
Net loss	$(2,998)	$(4,726)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,452	1,842
Stock-based compensation	5,823	4,203
Amortization of debt discount and issuance cost	109	111
Deferred income taxes	(190)	—
Amortization of capitalized contract acquisition costs	624	373
Other non-cash charges	—	(22)
Changes in assets and liabilities
Accounts receivable	(4,141)	162
Prepaid expenses and other assets	(398)	383
Accounts payable	136	1,836
Accrued employee compensation	(6,384)	(5,579)
Other current and long-term liabilities	(573)	(471)
Deferred revenue	1,549	(2,373)
Net cash used in operating activities	(4,991)	(4,261)
Cash Flows from Investing Activities
Purchases of property and equipment	(29)	(141)
Net cash used in investing activities	(29)	(141)
Cash Flows from Financing Activities
Proceeds from exercise of stock options	18	36
Principal payments on term loan	—	(250)
Net cash provided by (used in) financing activities	18	(214)
Effect of exchange rate changes on cash and cash equivalents	11	90
Net decrease in cash and cash equivalents	(4,991)	(4,526)
Cash and cash equivalents
Beginning of period	60,780	56,704
End of period	$55,789	$52,178

Model N, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results
(in thousands, except per share amounts)

	Three Months Ended December 31,
	2019	2018
Reconciliation from GAAP net loss to adjusted EBITDA
GAAP net loss	$(2,998)	$(4,726)
Reversal of non-GAAP items
Stock-based compensation expense	5,823	4,203
Depreciation and amortization	1,452	1,842
Interest expense, net	563	733
Other expenses (income), net	(12)	285
Provision for (benefit from) income taxes	(11)	598
Adjusted EBITDA	$4,817	$2,935

	Three Months Ended December 31,
	2019	2018
Reconciliation from GAAP gross profit to non-GAAP gross profit
GAAP gross profit	$22,036	$18,510
Reversal of non-GAAP expenses
Stock-based compensation (a)	1,119	939
Amortization of intangible assets (b)	347	476
Non-GAAP gross profit	$23,502	$19,925
Percentage of revenue	61.2%	56.8%

	Three Months Ended December 31,
	2019	2018
Reconciliation from GAAP subscription gross profit to non-GAAP subscription gross profit
GAAP subscription gross profit	$19,472	$16,464
Reversal of non-GAAP expenses
Stock-based compensation (a)	522	460
Amortization of intangible assets (b)	347	476
Non-GAAP subscription gross profit	$20,341	$17,400

	Three Months Ended December 31,
	2019	2018
Reconciliation from GAAP operating loss to non-GAAP operating income
GAAP operating loss	$(2,458)	$(3,110)
Reversal of non-GAAP expenses
Stock-based compensation (a)	5,823	4,203
Amortization of intangible assets (b)	1,237	1,371
Non-GAAP operating income	$4,602	$2,464

Numerator
Reconciliation between GAAP net loss and non-GAAP net income
GAAP net loss	$(2,998)	$(4,726)
Reversal of non-GAAP expenses
Stock-based compensation (a)	5,823	4,203
Amortization of intangible assets (b)	1,237	1,371
Non-GAAP net income	$4,062	$848

Denominator
Reconciliation between GAAP and non-GAAP net income (loss) per share
Shares used in computing GAAP net loss per share:
Basic	33,145	31,488
Diluted	33,145	31,488
Shares used in computing non-GAAP net income per share
Basic	33,145	31,488
Diluted	34,639	33,159
GAAP net loss per share
Basic and diluted	$(0.09)	$(0.15)
Non-GAAP net income per share
Basic	$0.12	$0.03
Diluted	$0.12	$0.03

	Three Months Ended December 31,
	2019	2018
Amortization of intangibles assets recorded in the statements of operations
Cost of revenues
Subscription	$347	$476
Professional services	—	—
Total amortization of intangibles assets in cost of revenue (b)	347	476
Operating expenses
Research and development	—	—
Sales and marketing	890	895
General and administrative	—	—
Total amortization of intangibles assets in operating expense (b)	890	895
Total amortization of intangibles assets (b)	$1,237	$1,371

	Three Months Ended December 31,
	2019	2018
Stock-based compensation recorded in the statements of operations
Cost of revenues
Subscription	$522	$460
Professional services	597	479
Total stock-based compensation in cost of revenue (a)	1,119	939
Operating expenses
Research and development	1,426	764
Sales and marketing	1,406	1,145
General and administrative	1,872	1,355
Total stock-based compensation in operating expense (a)	4,704	3,264
Total stock-based compensation (a)	$5,823	$4,203

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, Model N uses non-GAAP measures of adjusted EBITDA, gross profit, gross margin, income from operations, net income, weighted average shares outstanding and net income per share, which are adjusted to exclude stock-based compensation expense and amortization of intangible assets and include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Model N’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expenses incurred in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)
Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. Stock-based compensation is a non-cash item. We believe that the exclusion of stock-based compensation expense provides for a better comparison of our operating results to prior periods and to our peer companies.

(b)
Amortization of intangible assets resulted principally from acquisitions. Intangible asset amortization is a non-cash item. As such, we believe exclusion of these expenses provides for a better comparison of our operating results to prior periods and to our peer companies.